Pledged Bank Deposit (b)	12 Months Ended
Dec. 31, 2011
Pledged Bank Deposit [Abstract]
Pledged Bank Deposit

5- Pledged bank deposit

Pursuant to the Master Sale and Purchase Agreement of the acquisition (see note 3) entered into between ASMPT and Siemens Aktiengesellschaft , ASMPT provided a bank guarantee to Siemens AG upon completion of the acquisition for the purpose of securing certain obligations to an amount of € 20 million. At 31 December 2011, a bank deposit amounting to € 20 million is pledged for the purpose of securing the bank guarantee. The pledged bank deposit will be released on 7 January 2015.

The pledged bank deposit carried interest at market rates of 0.95% per annum.